Bank of America

    Banc of America
    Leasing Global Vendor Finance
WAIVER Dated as of January 8, 2007

Navistar Financial Corporation
425 North Martingale Road, Suite 1800
Schaumburg, Illinois 60173

International Truck Leasing Corp.
425 North Martingale Road, Suite 1800
Schaumburg, Illinois 60173

Re: Waiver Dear Sirs:

Banc of America Leasing & Capital LLC ("BALCAP") and International Truck Leasing Corp ("ITLC") are parties to that certain Master Purchase Agreement dated as of June 30, 2004 (together with all amendments and modifications thereto, the "Agreement"). Unless defined elsewhere herein, capitalized terms used in this Waiver have the meanings assigned to such terms in the Agreement.

ITLC has requested that BALCAP extend its waiver (dated as of February 28, 2006) of certain provisions of the Agreement as more specifically set forth herein. BALCAP does hereby waive such provisions as herein provided, subject however, to the limitations set forth below:

A.
BALCAP waives compliance with the provisions of Exhibit D to Master Purchase Agreement, Section (b), Financial Statement for the period through and including the earlier of ( i ) October 31, 2007 and (ii) the date on which Navistar Financial Corporation shall have timely filed a report on Form 10-K or 10-Q with the Securities and Exchange Commission.

B.
BALCAP waives the condition precedent specified in clause I(b)(vi ) as it relates directly to the failure of  NFC or any of its affiliates to deliver or file any financial statement: SEC report or related information during the period of the waiver described above in Section A, ("Financial Statement Default"), so long as such other creditor has not declared an event of default with respect to Navistar Financial Corporation or accelerated the debt of Navistar Financial Corporation due to a Financial Statement Default.

BALCAP's waiver as provided herein shall be strictly limited to the matters set forth above, and shall not constitute a waiver, surrender, or modification of any other rights, remedies, privileges or benefits under the Agreement or any related documents. This letter and the waiver set forth herein shall not constitute a course of dealing, and each of the provisions of the Agreement and any related document, shall remain in full force and effect.

Very truly your,
Banc of America Leasing & Capital LLC

By:_______________________________
Its:_______________________________-

E-326